UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — February 14, 2007

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
NUCRYST Pharmaceuticals Corp.
50 Audubon Road, Suite B
Wakefield, MA01880
(Address of principal executive offices)
Registrant’s telephone number, including area code: (780) 992-5626
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or former address, if changed since last report)

EXPLANATORY NOTE
The Annual Financial Statements that were filed on EDGAR on February 14, 2007 by way of Form 8-K did not contain evidence of a signature of one or more directors. We are filing the attached amended Annual Financial Statements which contain the evidence of being signed by one or more of the directors.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits
          99.1     Amended Consolidated Financial Statements as of and for the Years Ended December 31, 2006 2005 & 2004.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
By:	/s/ Carol L. Amelio
Carol L. Amelio
General Counsel and Corporate Secretary

Date: April 3, 2007